MARK BAILEY & COMPANY, LTD.

                          Certified Public Accountants
                             Management Consultants


     Office Address:                                          Mailing Address:
1495 Ridgeview Drive, Ste. 200   Phone: 775/332.4200           P.O. Box 6060
  Reno, Nevada 89509-6634         Fax: 775/332.4210          Reno, Nevada 89513

Mark Bailey, CPA, ABV                        E-mail: MarkBailey@MarkBaileyCo.com


February 10, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:
We have read Item 4.01(a) of Form 8-K dated February 8, 2005, of Great West Gold, Inc., formally known as West Africa Gold, Inc., and are in agreement with the statements contained in paragraphs one, two, three and four on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


Sincerely,


/s/ Mark Bailey & Company, Ltd.